UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03081

BNY Mellon Appreciation Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2022

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Appreciation Fund, Inc.

SEMI-ANNUAL REPORT June 30, 2022

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2022, through June 30, 2022, as provided portfolio managers Alan Christensen, Catherine Crain, Gentry Lee, Christopher Sarofim, and Charles Sheedy of Fayez Sarofim & Co., sub-adviser

Market and Fund Performance Overview

For the six-month period ended June 30, 2022, BNY Mellon Appreciation Fund, Inc.’s (the “fund”) Investor shares produced a total return of −21.89%, its Class I shares returned −21.81%, and its Class Y shares returned −21.78%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of −19.96% for the same period.2

The reporting period was characterized by a significant shift from positive to negative investor sentiment that led to steep declines in the equity market. The fund underperformed the benchmark, driven by the dual effects of a negative stock-selection effect and a negative allocation effect.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, we identify economic sectors we believe will expand over the next three to five years or longer. Using fundamental analysis, we then seek companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and can help minimize tax liability by limiting the distribution of capital gains generated due to portfolio turnover.3

Inflation, Interest Rates and Geopolitics Weigh on the Market

The Index declined by nearly 20% in the first half of 2022, a period defined by a significant shift from positive to negative investor sentiment that led to steep declines in the equity market. The Index reached new, all-time highs in early January 2022 before concerns over the three Cs — commodity prices (persistently high inflation), central banks (monetary policy normalization), and conflict (the Russia-Ukraine war) — turned investor sentiment firmly negative.

Inflation continued to rise as the annualized headline Consumer Price Index reached a multidecade high of 8.6% in May, worrying consumers and investors alike. In response to this persistently high inflation, the Federal Reserve (the “Fed”) shifted its policy from helping the economy recover after the COVID-19 shutdowns to taming rapid inflation by raising interest rates and reducing its balance sheet. Citing a strong economy with good fundamentals and the need for urgency, Fed Chairman Jerome Powell implemented three rate hikes to bring the federal funds rate to a range of 1.50% − 1.75%. Higher rates are intended to help tame inflation as consumers and businesses cut back on consumption and investments due to higher borrowing costs, but an overly aggressive increase could go too far and tip the economy into a recession. The ultimate result of the Fed’s monetary tightening policy continues to be debated, with a recession the worst-case scenario and a “soft landing” the best-case scenario.

The adverse impact of the Russia-Ukraine war on the global supply chain continues to weigh on investor sentiment. The U.S. and major economies in Europe and Asia imposed sanctions against Russia for its invasion, exacerbating the already high price of commodities such as wheat and crude oil. As the markets digest the wind down of pandemic-era accommodative policies, the intertwining issues of supply-chain disruptions, COVID-19 lockdowns and inflation have dampened the growth outlook. These concerns negatively impacted stock valuation. Within the S&P 500, the energy sector finished the period as the only sector to deliver positive returns. Every other sector delivered negative returns in a challenging first half of the year.

Sector Allocations and Stock Selection Drove Performance

The fund underperformed the S&P 500 Index, driven by the dual impact of a negative allocation and selection effect, especially in the communication services sector. In the health care sector, the fund’s underweight hindered results as did certain stock selections. Across the utilities sector, the fund’s underweight allocation also resulted in a negative contribution. The top detractors from relative performance included Meta Platforms, Microsoft, Amazon.com, Apple and Alphabet.

Conversely, the fund’s holdings in the information technology sector positively contributed to performance during the period. Within the consumer discretionary sector, the fund benefited from a positive selection effect as its holdings outpaced peers. Across the energy sector, the fund was a beneficiary of a positive stock-selection effect within the best-performing sector of the Index. The top contributors to relative performance included Chevron, UnitedHealth Group, Hess, Progressive and Coca-Cola.

Volatility Expected

We expect volatility to continue as the market goes through a period of monetary policy normalization and slower earnings growth. However, the overall economic

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

outlook remains positive, based on the continued progress in managing through the pandemic, a reopening of global economies, along with healthy corporate and consumer balance sheets. Despite the near-term challenges, the fund’s investment approach remains unchanged, with a focus on the long-term. We continue to invest in high-quality companies with sound capital structures and resilient cash flows, with —financially strong businesses that are well positioned to continue growing as we navigate through these risks.

July 15, 2022

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3  Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager must sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Appreciation Fund, Inc. from January 1, 2022 to June 30, 2022. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2022

	Investor Shares	Class I	Class Y
Expenses paid per $1,000†	$3.93	$2.92	$2.61
Ending value (after expenses)	$781.10	$781.90	$782.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2022

	Investor Shares	Class I	Class Y
Expenses paid per $1,000†	$4.46	$3.31	$2.96
Ending value (after expenses)	$1,020.38	$1,021.52	$1,021.87
†

Expenses are equal to the fund’s annualized expense ratio of .89% for Investor Shares, .66% for Class I and .59% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2022 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.3%
Banks - 1.9%
JPMorgan Chase & Co.	342,835		38,606,649
Capital Goods - 1.2%
Otis Worldwide	96,740		6,836,616
Raytheon Technologies	187,175		17,989,389
			24,826,005
Commercial & Professional Services - .5%
Verisk Analytics	59,585		10,313,568
Consumer Durables & Apparel - 3.6%
Hermes International	8,900		10,054,587
LVMH	67,625		41,733,631
NIKE, Cl. B	198,100		20,245,820
			72,034,038
Consumer Services - 3.1%
Marriott International, Cl. A	206,425		28,075,864
McDonald's	140,020		34,568,138
			62,644,002
Diversified Financials - 8.3%
Berkshire Hathaway, Cl. A	105	[a]	42,939,750
BlackRock	70,525		42,952,546
Intercontinental Exchange	346,220		32,558,529
S&P Global	142,037		47,874,991
			166,325,816
Energy - 9.1%
Chevron	570,220		82,556,452
Exxon Mobil	430,000		36,825,200
Hess	595,200		63,055,488
			182,437,140
Food, Beverage & Tobacco - 8.5%
Altria Group	359,790		15,028,428
Nestle, ADR	276,105		32,135,861
PepsiCo	208,785		34,796,108
Philip Morris International	438,915		43,338,467
The Coca-Cola Company	695,385		43,746,670
			169,045,534
Health Care Equipment & Services - 6.7%
Abbott Laboratories	378,040		41,074,046
Intuitive Surgical	97,195	[a]	19,508,008
UnitedHealth Group	144,430		74,183,581
			134,765,635
Household & Personal Products - 2.9%
The Estee Lauder Companies, Cl. A	225,120		57,331,310

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Insurance - 1.2%
The Progressive	204,030		23,722,568
Materials - 3.7%
Air Products & Chemicals	217,365		52,271,935
The Sherwin-Williams Company	95,825		21,456,176
			73,728,111
Media & Entertainment - 8.0%
Alphabet, Cl. C	31,337	[a]	68,548,121
Comcast, Cl. A	830,090		32,572,732
Meta Platforms, Cl. A	301,205	[a]	48,569,306
The Walt Disney Company	99,695	[a]	9,411,208
			159,101,367
Pharmaceuticals Biotechnology & Life Sciences - 4.1%
Johnson & Johnson	121,390		21,547,939
Novo Nordisk, ADR	461,490		51,423,831
Roche Holding, ADR	190,550		7,947,840
			80,919,610
Retailing - 3.8%
Amazon.com	716,000	[a]	76,046,360
Semiconductors & Semiconductor Equipment - 5.1%
ASML Holding	91,340		43,466,879
Texas Instruments	380,375		58,444,619
			101,911,498
Software & Services - 17.7%
Adobe	81,295	[a]	29,758,848
Automatic Data Processing	59,940		12,589,798
Gartner	34,300	[a]	8,294,769
Intuit	90,140		34,743,562
Mastercard, Cl. A	68,825		21,712,911
Microsoft	686,190		176,234,178
Visa, Cl. A	352,635	[b]	69,430,305
			352,764,371
Technology Hardware & Equipment - 6.4%
Apple	935,235		127,865,329
Transportation - 3.5%
Canadian Pacific Railway	548,975	[b]	38,340,414
Union Pacific	150,330		32,062,382
			70,402,796
Total Common Stocks (cost $771,911,544)			1,984,791,707

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $12,606,101)	1.48	12,606,101	[c]	12,606,101

Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $3,298,460)	1.48	3,298,460	[c]	3,298,460
Total Investments (cost $787,816,105)		100.1%		2,000,696,268
Liabilities, Less Cash and Receivables		(.1%)		(1,122,946)
Net Assets		100.0%		1,999,573,322

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2022, the value of the fund’s securities on loan was $71,913,315 and the value of the collateral was $74,339,213, consisting of cash collateral of $3,298,460 and U.S. Government & Agency securities valued at $71,040,753. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	29.1
Financials	11.4
Consumer Staples	11.3
Health Care	10.8
Consumer Discretionary	10.6
Energy	9.1
Communication Services	8.0
Industrials	5.3
Materials	3.7
Investment Companies	.8
100.1

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2021	Purchases ($)†	Sales ($)	Value ($) 6/30/2022	Dividends/ Distributions ($)
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .6%	12,374,247	107,377,377	(107,145,523)	12,606,101	26,132
Investment of Cash Collateral for Securities Loaned - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .2%	-	155,059,343	(151,760,883)	3,298,460	56,438	††
Total - .8%	12,374,247	262,436,720	(258,906,406)	15,904,561	82,570

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2022 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $71,913,315)—Note 1(c):
Unaffiliated issuers	771,911,544	1,984,791,707
Affiliated issuers	15,904,561	15,904,561
Cash denominated in foreign currency	65,149	63,676
Dividends and securities lending income receivable		1,820,586
Receivable for shares of Common Stock subscribed		1,576,228
Receivable for investment securities sold		1,207,676
Tax reclaim receivable—Note 1(b)		591,842
Prepaid expenses		66,980
		2,006,023,256
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		958,104
Due to Fayez Sarofim & Co.		368,741
Cash overdraft due to Custodian		254,730
Liability for securities on loan—Note 1(c)		3,298,460
Payable for shares of Common Stock redeemed		1,333,682
Directors’ fees and expenses payable		7,325
Other accrued expenses		228,892
		6,449,934
Net Assets ($)		1,999,573,322
Composition of Net Assets ($):
Paid-in capital		677,693,857
Total distributable earnings (loss)		1,321,879,465
Net Assets ($)		1,999,573,322

Net Asset Value Per Share	Investor Shares	Class I	Class Y
Net Assets ($)	1,520,637,038	316,805,630	162,130,654
Shares Outstanding	40,925,140	8,591,223	4,384,429
Net Asset Value Per Share ($)	37.16	36.88	36.98

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2022 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $400,876 foreign taxes withheld at source):
Unaffiliated issuers	15,681,213
Affiliated issuers	26,132
Income from securities lending—Note 1(c)	56,438
Total Income	15,763,783
Expenses:
Management fee—Note 3(a)	3,785,875
Shareholder servicing costs—Note 3(b)	2,781,376
Sub-advisory fee—Note 3(a)	2,476,475
Directors’ fees and expenses—Note 3(c)	125,030
Professional fees	49,191
Registration fees	43,183
Prospectus and shareholders’ reports	39,602
Custodian fees—Note 3(b)	34,350
Loan commitment fees—Note 2	19,355
Chief Compliance Officer fees—Note 3(b)	11,497
Miscellaneous	22,470
Total Expenses	9,388,404
Net Investment Income	6,375,379
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	106,591,314
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(686,411,036)
Net Realized and Unrealized Gain (Loss) on Investments	(579,819,722)
Net (Decrease) in Net Assets Resulting from Operations	(573,444,343)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Operations ($):
Net investment income	6,375,379	10,321,615
Net realized gain (loss) on investments	106,591,314	107,914,069
Net change in unrealized appreciation (depreciation) on investments	(686,411,036)	458,218,675
Net Increase (Decrease) in Net Assets Resulting from Operations	(573,444,343)	576,454,359
Distributions ($):
Distributions to shareholders:
Investor Shares	(19,305,553)	(77,016,145)
Class I	(4,446,204)	(16,902,791)
Class Y	(2,360,008)	(8,752,413)
Total Distributions	(26,111,765)	(102,671,349)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	19,295,094	77,918,861
Class I	60,072,535	140,071,810
Class Y	20,990,137	61,469,712
Distributions reinvested:
Investor Shares	18,346,960	73,172,090
Class I	3,908,218	14,536,320
Class Y	2,182,381	8,154,281
Cost of shares redeemed:
Investor Shares	(86,397,028)	(188,485,604)
Class I	(75,841,699)	(92,406,558)
Class Y	(30,128,599)	(41,075,709)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(67,572,001)	53,355,203
Total Increase (Decrease) in Net Assets	(667,128,109)	527,138,213
Net Assets ($):
Beginning of Period	2,666,701,431	2,139,563,218
End of Period	1,999,573,322	2,666,701,431

	Six Months Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Capital Share Transactions (Shares):
Investor Shares[a]
Shares sold	451,600	1,784,987
Shares issued for distributions reinvested	427,472	1,578,096
Shares redeemed	(2,060,077)	(4,296,103)
Net Increase (Decrease) in Shares Outstanding	(1,181,005)	(933,020)
Class Ia
Shares sold	1,421,757	3,230,491
Shares issued for distributions reinvested	92,323	315,656
Shares redeemed	(1,804,352)	(2,109,935)
Net Increase (Decrease) in Shares Outstanding	(290,272)	1,436,212
Class Y
Shares sold	497,826	1,415,539
Shares issued for distributions reinvested	51,471	177,054
Shares redeemed	(711,596)	(930,839)
Net Increase (Decrease) in Shares Outstanding	(162,299)	661,754

[a]	During the period ended June 30, 2022, 333 Investor shares representing $12,967 were exchanged for 336 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Investor Shares	June 30, 2022	Year Ended December 31,
(Unaudited)		2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	48.09	39.40	33.69	27.72	36.07	33.43
Investment Operations:
Net investment income[a]	.10	.17	.23	.31	.40	.42
Net realized and unrealized gain (loss) on investments	(10.56)	10.40	7.56	9.20	(2.74)	8.06
Total from Investment Operations	(10.46)	10.57	7.79	9.51	(2.34)	8.48
Distributions:
Dividends from net investment income	(.09)	(.16)	(.23)	(.32)	(.41)	(.43)
Dividends from net realized gain on investments	(.38)	(1.72)	(1.85)	(3.22)	(5.60)	(5.41)
Total Distributions	(.47)	(1.88)	(2.08)	(3.54)	(6.01)	(5.84)
Net asset value, end of period	37.16	48.09	39.40	33.69	27.72	36.07
Total Return (%)	(21.89)[b]	27.03	24.01	35.14	(6.38)	26.65
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89[c]	.88	.89	.89	.90	.91
Ratio of net expenses to average net assets	.89[c]	.88	.89	.89	.90	.91
Ratio of net investment income to average net assets	.50[c]	.37	.66	.97	1.14	1.18
Portfolio Turnover Rate	6.91[b]	4.43	9.52	4.73	5.12	3.52
Net Assets, end of period ($ x 1,000)	1,520,637	2,025,070	1,695,878	1,527,482	1,283,979	1,634,721

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

Six Months Ended
Class I Shares	June 30, 2022	Year Ended December 31,
(Unaudited)		2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	47.74	39.12	33.47	27.55	35.89	33.39
Investment Operations:
Net investment income[a]	.15	.26	.30	.39	.49	.52
Net realized and unrealized gain (loss) on investments	(10.49)	10.34	7.52	9.15	(2.73)	8.02
Total from Investment Operations	(10.34)	10.60	7.82	9.54	(2.24)	8.54
Distributions:
Dividends from net investment income	(.14)	(.26)	(.32)	(.40)	(.50)	(.63)
Dividends from net realized gain on investments	(.38)	(1.72)	(1.85)	(3.22)	(5.60)	(5.41)
Total Distributions	(.52)	(1.98)	(2.17)	(3.62)	(6.10)	(6.04)
Net asset value, end of period	36.88	47.74	39.12	33.47	27.55	35.89
Total Return (%)	(21.81)[b]	27.34	24.30	35.50	(6.16)	26.91
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66[c]	.65	.66	.65	.66	.74
Ratio of net expenses to average net assets	.66[c]	.65	.66	.65	.66	.73
Ratio of net investment income to average net assets	.73[c]	.59	.88	1.21	1.38	1.47
Portfolio Turnover Rate	6.91[b]	4.43	9.52	4.73	5.12	3.52
Net Assets, end of period ($ x 1,000)	316,806	423,979	291,289	131,573	118,283	172,475

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class Y Shares	June 30, 2022	Year Ended December 31,
(Unaudited)		2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	47.87	39.23	33.55	27.61	35.96	33.43
Investment Operations:
Net investment income[a]	.16	.29	.32	.41	.53	.52
Net realized and unrealized gain (loss) on investments	(10.52)	10.36	7.55	9.17	(2.75)	8.07
Total from Investment Operations	(10.36)	10.65	7.87	9.58	(2.22)	8.59
Distributions:
Dividends from net investment income	(.15)	(.29)	(.34)	(.42)	(.53)	(.65)
Dividends from net realized gain on investments	(.38)	(1.72)	(1.85)	(3.22)	(5.60)	(5.41)
Total Distributions	(.53)	(2.01)	(2.19)	(3.64)	(6.13)	(6.06)
Net asset value, end of period	36.98	47.87	39.23	33.55	27.61	35.96
Total Return (%)	(21.78)[b]	27.40	24.41	35.58	(6.10)	27.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.59[c]	.59	.59	.59	.59	.62
Ratio of net expenses to average net assets	.59[c]	.59	.59	.59	.59	.61
Ratio of net investment income to average net assets	.80[c]	.66	.92	1.28	1.50	1.45
Portfolio Turnover Rate	6.91[b]	4.43	9.52	4.73	5.12	3.52
Net Assets, end of period ($ x 1,000)	162,131	217,653	152,396	58,929	54,808	188,851

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Appreciation Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective May 28, 2022 (the “Effective Date”), Fayez Sarofim & Co. (the “Sub-Adviser” or “Sarofim & Co.”) serves as the sub-adviser to the fund, pursuant to an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) with Sarofim & Co. Due to a change in the ownership and organizational structure of Sarofim & Co. that occurred on the Effective Date, the then-existing sub-advisory agreement with Sarofim & Co. (the “Prior Sub-Advisory Agreement”) terminated in accordance with its terms and the Act.

To enable Sarofim & Co. to continue to provide sub-advisory services to the fund after the Effective Date, the fund’s Board of Directors (the “Board”) approved the Interim Sub-Advisory Agreement on June 6, 2022, which did not require shareholder approval before it went into effect on the Effective Date, and a new sub-advisory agreement between the fund and Sarofim & Co. (the “New Sub-Advisory Agreement”) on July 21, 2022, which requires approval by a majority of the fund’s outstanding voting securities before it can go into effect. As required under the Act, the Interim Sub-Advisory Agreement expires upon the earlier of 150 days after the Effective Date or upon shareholder approval and effectiveness of the New Sub-Advisory Agreement. Therefore, the Board has called a Special Meeting of Shareholders to seek shareholder approval of the New Sub-Advisory Agreement in order to ensure that Sarofim & Co. can provide uninterrupted service as sub-adviser to the fund.

The sub-advisory fee payable under the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement is the same as the sub-advisory fee under the Prior Sub-Advisory Agreement. The fund’s investment strategy and management policies will not change in connection with the implementation of either the Interim Sub-Advisory Agreement or the New Sub-Advisory Agreement. The Adviser continues to serve as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

500 million shares of $.001 par value Common Stock. The fund currently has authorized three classes of shares: Investor (300 million shares authorized), Class I (100 million shares authorized) and Class Y (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Shareholder Services Plan fees. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of June 30, 2022 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,933,003,489	51,788,218	††	-	1,984,791,707
Investment Companies	15,904,561	-		-	15,904,561

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of June 30, 2022, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2022, BNY Mellon earned $7,696 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2022, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2022, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2021 was as follows: ordinary income $10,106,840 and long-term capital gains $92,564,509. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2022, the fund did not borrow under the Facilities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .3325% of the value of the fund’s average daily net assets. Pursuant to a sub-advisory agreement with the Sub-Adviser, the fund pays the Sub-Adviser a monthly sub-advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets. Both fees are payable monthly.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2022, the fund was charged $2,162,807 pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2022, the fund was charged $148,038 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates the Custodian under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2022, the fund was charged $34,350 pursuant to the custody agreement.

During the period ended June 30, 2022, the fund was charged $11,497 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $563,707, Shareholder Services Plan fees of $322,404, Custodian fees of $14,884, Chief Compliance Officer fees of $6,243 and Transfer Agent fees of $50,866.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended June 30, 2022, amounted to $159,854,327 and $248,485,446, respectively.

At June 30, 2022, accumulated net unrealized appreciation on investments was $1,212,880,163, consisting of $1,219,221,866 gross unrealized appreciation and $6,341,703 gross unrealized depreciation.

At June 30, 2022, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INTERIM SUB-ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors (the “Board”) held on June 6, 2022 (the “June Meeting”), the Board discussed the passing of Fayez Sarofim, the founder and controlling shareholder of Fayez Sarofim & Co. (the “Sub-Adviser”), the fund’s sub-adviser. Mr. Sarofim’s passing caused a “change in control” of the Sub-Adviser which triggered an assignment and automatic termination of the fund’s then-existing sub-advisory agreement with the Sub-Adviser (the “Prior Sub-Advisory Agreement”), pursuant to its terms and the applicable provisions of the Investment Company Act of 1940, as amended (the “1940 Act”). To enable the Sub-Adviser to continue to provide day-to-day management of the fund’s investments after the automatic termination of the Prior Sub-Advisory Agreement, the Board members, none of whom are “interested persons” (as defined in the 1940 Act) of the fund (the “Independent Board Members”), discussed and approved an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the fund and the Sub-Adviser, which did not require shareholder approval before it went into effect on May 28, 2022 (the “Effective Date”). As required under the 1940 Act, the Interim Sub-Advisory Agreement expires upon the earlier of 150 days after the Effective Date or upon shareholder approval and effectiveness of a new sub-advisory agreement between the fund and the Sub-Adviser. The Board has called a special meeting of fund shareholders to be held on October 4, 2022, at which fund shareholders will be asked to approve a new sub-advisory agreement between the fund and the Sub-Adviser to replace the Interim Sub-Advisory Agreement.

The Prior Sub-Advisory Agreement was most recently reapproved by the Board for a one-year continuance at a meeting held August 18, 2021 (the “15(c) Meeting”). At the 15(c) Meeting, the Independent Board Members requested and received information from the Adviser and Sub-Adviser they deemed reasonably necessary for their review of the Prior Sub-Advisory Agreement and the performance and services provided by the Sub-Adviser. The information received by the Board included information related to the fees paid by the Fund to the Adviser and Sub-Adviser, among other items, in accordance with Section 15(c) of the 1940 Act. At the June Meeting, management of the Adviser confirmed that it believed that there were no material changes to the information presented at the 15(c) Meeting relevant to the Board’s consideration of the Interim Sub-Advisory Agreement, other than the information about the change in control at the Sub-Adviser following the death of Mr. Sarofim as the firm’s controlling shareholder. In addition, the Sub-Adviser represented that its new ownership structure was not expected to have a material impact on the nature, extent or quality of the investment advisory services that the Sub-Adviser currently provides to the fund, and the persons responsible for portfolio management of the fund under the Sub-Adviser were anticipated to remain (other than Mr. Fayez Sarofim) the same. It was also noted that the terms of the Interim Sub-Advisory Agreement were substantially similar in material respects to the fund’s Prior Sub-Advisory Agreement, except for the term and termination provisions.

In connection with the June Meeting and in accordance with Section 15(c) of the 1940 Act, the Board requested, and the Adviser and Sub-Adviser provided, materials relating to the change in control of the Sub-Adviser in connection with the Board’s consideration of whether to approve the Interim Sub-Advisory Agreement. This included a description of the Sub-Adviser’s new ownership structure and its anticipated effects on the Sub-Adviser and its business activities and personnel. The Board noted that the services provided under the Interim Sub-Advisory Agreement will be substantially identical to those provided under the Prior Sub-Advisory Agreement. In addition, the sub-advisory fee under the Interim Sub-Advisory Agreement will remain the same as the sub-advisory fee under the Prior Sub-Advisory Agreement. Management of the Adviser and Sub-Adviser represented that under the Interim Sub-Advisory Agreement there would be no diminution in services provided by the Sub-Adviser to the fund or changes in the fees payable to the Adviser or Sub-Adviser. The Board also considered the substance of discussions with representatives of the Adviser and Sub-Adviser at the 15(c) Meeting. Additionally, the Board reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under state law and the 1940 Act.

In voting to approve the Interim Sub-Advisory Agreement, the Board considered at the June Meeting whether the approval of the Interim Sub-Advisory Agreement would be in the best interests of the fund and its shareholders, an evaluation based on several factors including those discussed below. At the June Meeting, the Independent Board Members were represented by legal counsel that is independent of the Adviser and Sub-Adviser in connection with their consideration of approval of the Interim Sub-Advisory Agreement. Based on their discussions and considerations, including those described below, the Board, including the Independent Board Members, approved the Interim Sub-Advisory Agreement at the June Meeting.

Nature, Extent and Quality of Services to be Provided under the Interim Sub-Advisory Agreement. At the 15(c) Meeting, the Board received and considered information regarding the nature, extent and quality of services provided to the fund by the Sub-Adviser under the Prior Sub-Advisory Agreement. The Board noted information received at regular meetings throughout the year related to the services rendered by the Sub-Adviser to the fund, including the scope and quality of the investment management and other capabilities of the Sub-Adviser. Based on such considerations, the Board concluded that the nature, extent and quality of the services provided by the Sub-Adviser were adequate and appropriate.

At the June Meeting, the Board received and considered information regarding the fact that the nature, extent and quality of services to be provided to the fund by the Sub-Adviser under the Interim Sub-Advisory Agreement would not change as a result of the Sub-Adviser’s new ownership structure. The Board members discussed with management the portfolio management strategies of each Fund’s portfolio managers and noted that there were currently no long-term or short-term plans to make changes to the management or investment policies, strategies or objective of the fund as a result of the Sub-Adviser’s new ownership structure. The Board members considered the specific responsibilities in all aspects of the day-to-day management of the fund by the Sub-Adviser, and the fact that the persons responsible for portfolio management (with

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INTERIM SUB-ADVISORY AGREEMENT (Unaudited) (continued)

the exception of Mr. Fayez Sarofim) were anticipated to remain the same. The Board also considered that the division of responsibilities between the Adviser and Sub-Adviser would remain the same as it was under the Prior Sub-Advisory Agreement. The Board members also considered the financial resources available to the Sub-Adviser. The Board also discussed the acceptability of the terms of the Interim Sub-Advisory Agreement.

The Board concluded that the fund will continue to benefit from the quality and experience of the Sub-Adviser’s investment professionals that will continue to provide services to the fund under the Interim Sub-Advisory Agreement. Based on its consideration and review of the foregoing information, the Board concluded that it was satisfied with the nature, extent and quality of the sub-advisory services expected to be provided by the Sub-Adviser.

Fund Investment Performance. The Board members considered the investment performance of the Sub-Adviser in managing the fund’s portfolio as a factor in evaluating the Interim Sub-Advisory Agreement. At the 15(c) Meeting, the Board received and reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing the fund’s performance with the performance of a group of funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds, all for various periods. It was noted that, while the Board has found the Broadridge data generally useful, the Board members recognized the limitations of such data, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. The Board concluded that it was generally satisfied with the fund’s overall performance.

The Board members discussed with representatives of the Adviser that the investment strategies employed by the Sub-Adviser in the management of the fund’s assets are expected to remain the same under the Interim Sub-Advisory Agreement. The Board also considered the fact that the persons responsible for portfolio management of the fund at the Sub-Adviser would remain (with the exception of Mr. Fayez Sarofim) the same. Based on its consideration and review of the foregoing, the Board concluded that these factors supported a decision to approve the Interim Sub-Advisory Agreement.

Sub-Advisory Fee and Expense Ratio. At the 15(c) Meeting, the Board reviewed and considered the contractual management fee payable by the fund to the Adviser pursuant to the Management Agreement and the contractual sub-advisory fee payable by the Fund to the Sub-Adviser pursuant to the Prior Sub-Advisory Agreement, and the sub-advisory services provided by the Sub-Adviser. The Board considered the fee paid to the Sub-Adviser in relation to the fee paid to the Adviser by the fund and the respective services provided by the Sub-Adviser and Adviser. The Board also reviewed reports prepared by Broadridge which included information comparing the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of funds

(the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Board also reviewed the range of actual and contractual advisory fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board concluded that the fees paid to the Sub-Adviser were appropriate under the circumstances and in light of the factors and the totality of the services provided.

At the June Meeting, the Board considered the proposed fee payable under the Interim Sub-Advisory Agreement, noting that the proposed fee would be the same as that payable under the Prior Sub-Advisory Agreement for the fund. The Board determined that the advisory fees and other expenses were reasonable in light of the nature, extent and quality of the services to be provided to the funds under the Interim Sub-Advisory Agreement. The Board concluded that the fees payable to the Sub-Adviser under the Interim Sub-Advisory Agreement continued to be appropriate under the circumstances and in light of the factors and the totality of the services expected to be provided.

Profitability. At the 15(c) Meeting, the Board received and considered a profitability analysis of the Adviser and its affiliates in providing services to the fund, noting at the time that an analysis of profitability was more appropriate in the context of the Board’s consideration of the Management Agreement. The Adviser representatives reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates.

At the June Meeting, the Board noted that the fee payable to the Sub-Adviser under the Prior Sub-Advisory Agreement was the same as that payable under the Interim Sub-Advisory Agreement and, thus, no material impact to profitability with respect to the fund is expected as a result of the Sub-Adviser’s new ownership structure.

Economies of Scale. At the 15(c) Meeting, the Board discussed any economies of scale or other efficiencies that may result from increases in the fund’s assets. The Board noted that there are various ways to share potential economies of scale with fund shareholders and that it appeared that the benefits of any economies of scale would be appropriately shared with shareholders.

At the June Meeting, the Board noted that no material impact to the analysis of economies of scale is expected as a result of the Sub-Adviser’s new ownership structure and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

Other Benefits to the Sub-Adviser. At the 15(c) Meeting, the Board considered potential benefits to the Adviser and Sub-Adviser from acting as investment adviser and sub-adviser, respectively, and took into consideration the soft dollar arrangements in effect

INFORMATION ABOUT THE APPROVAL OF THE FUND’S INTERIM SUB-ADVISORY AGREEMENT (Unaudited) (continued)

for trading the fund’s investments. The Board noted that the Sub-Adviser is required to select brokers who met the funds’ requirements for seeking best execution, and that the Adviser monitors and evaluates the Sub-Adviser’s trade execution with respect to fund brokerage transactions on a quarterly basis and provides reports to the Board on these matters. In light of the costs of providing investment management and other services to the fund and the Sub-Adviser’s commitment to the fund, any other ancillary benefits that the Sub-Adviser received were considered reasonable. At the June Meeting, the Board determined that any such ancillary benefits continued to be reasonable.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Board Members, approved the Interim Sub-Advisory Agreement for the fund.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Appreciation Fund, Inc.

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, TX 77010

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Investor: DGAGX Class I: DGIGX Class Y: DGYGX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 0141SA0622

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Appreciation Fund, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: August 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: August 22, 2022

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: August 18, 2022

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)